Exhibit 99.1

Vistra Energy Completes Merger with Dynegy

Combination Creates Leading Integrated Power Company Across

Key Competitive U.S. Power Markets

IRVING, Texas — April 9, 2018 — Vistra Energy Corp. (NYSE: VST), the parent company for TXU Energy and Luminant, today announced it has completed its previously announced merger with Dynegy Inc. (NYSE: DYN). The closing of the transaction follows the overwhelming approval from stockholders of both Vistra Energy Corp. and Dynegy Inc. in March, and the receipt of all required regulatory approvals. Vistra Energy Corp. will be the name of the combined company moving forward, and the combined company’s stock will continue to trade on the New York Stock Exchange under the current ticker symbol for Vistra Energy.

The combination of Dynegy’s generation capacity and existing retail footprint with Vistra Energy’s integrated ERCOT model creates the lowest-cost integrated power company in the industry and positions the combined company as the leading integrated retail and generation platform throughout key competitive power markets in the United States.

With the transaction complete, Vistra Energy now:

•	Employs about 6,000 people across 12 states.

•	Serves approximately 2.7 million residential customers in five top retail states.

•	Serves approximately 240,000 commercial and industrial retail customers.

•	Owns approximately 40,000 megawatts of installed generation capacity.

•	Has power generation capacity that is more than 60 percent natural gas-fueled, with 84 percent located within the ERCOT, PJM, and ISO-NE competitive power markets.

•	Projects that it will produce approximately 50 percent of gross margin from more stable capacity payments and retail operations, as well as approximately 50 percent of adjusted EBITDA from the ERCOT market.

“With this combination completed, Vistra Energy is now positioned to be the leading integrated power company in the United States,” said Vistra Energy President and Chief Executive Officer Curt Morgan.

“We further believe our low-cost structure, diversified business operations, and strong balance sheet create the platform to produce significant shareholder value, as demonstrated by our stated expectation to exceed our previously communicated merger-related synergy and operational improvement targets,” added Mr. Morgan. “The combined company’s EBITDA to free cash flow conversion rate of approximately 60 percent from its ongoing operations is expected to provide significant excess cash for diverse capital allocation opportunities, reduction of debt to our stated 2.5 times net debt to EBITDA target, disciplined growth investments, and return of capital to our stockholders including share repurchases and dividends. We welcome our Dynegy colleagues, and look forward to serving our new customers and communities where we operate.”

Vistra Energy – News Release

April 9, 2018

In accordance with the terms of the merger, Dynegy stockholders are entitled to receive 0.652 shares of Vistra Energy common stock for each share of Dynegy common stock that they owned, resulting in former Vistra Energy stockholders and former Dynegy stockholders owning approximately 79 percent and 21 percent, respectively, of the combined company.

Vistra Energy also announced that three of Dynegy’s directors, Hilary E. Ackermann, Paul M. Barbas, and John R. Sult, have been appointed to the Vistra Energy Board of Directors, effective immediately. These appointments bring the total number of directors of the combined company’s board to 11.

The Vistra Energy leadership team can be viewed on Vistra Energy’s website

The combined company’s headquarters will be in Irving, Texas. In addition, the combined company has offices in Houston; Cincinnati, Ohio; and Collinsville, Illinois.

ABOUT VISTRA ENERGY

Vistra Energy (NYSE: VST) is a premier, integrated power company based in Irving, Texas, combining an innovative, customer-centric approach to retail with a focus on safe, reliable, and efficient power generation. Through subsidiaries that include TXU Energy, Dynegy Energy Services, Homefield Services, and Luminant, Vistra operates in 12 states and six of the seven competitive markets in the U.S., with about 6,000 employees. Vistra’s retail brands serve approximately 2.9 million residential, commercial, and industrial customers across five top retail states, and its generation fleet totals approximately 40,000 megawatts of highly efficient generation capacity, with a diverse portfolio of natural gas, nuclear, coal, and solar facilities.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The information presented herein includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Vistra Energy operates and beliefs of and assumptions made by Vistra Energy’s management, involve risks and uncertainties, which are difficult to predict and are not guarantees of future performances, that could significantly affect the financial results of Vistra Energy. All statements, other than statements of historical facts, are forward-looking statements. These statements are often, but not always, made through the use of words or phrases such as “may,” “might,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “shall,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would,” “guidance,” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. Readers are cautioned not to place undue reliance on forward-looking statements. Although Vistra Energy believes that in making any such forward-looking statement, Vistra Energy’s expectations are based on reasonable assumptions, any such forward-looking statement involves uncertainties and risks that could cause results to differ materially from those projected in or implied by any such forward-looking statement, including but not limited to (i) the effect of the merger on Vistra Energy’s relationships with Vistra Energy’s and Dynegy’s respective customers and their operating results and businesses generally (including the diversion of management time on integration-related issues); (ii) the risk that the credit ratings of the combined company or its subsidiaries are different from what Vistra Energy and Dynegy expected; (iii) adverse changes in general economic or market conditions (including changes in interest rates) or changes in political conditions or federal or state laws and regulations; (iv) the ability of Vistra Energy to execute upon the contemplated strategic and performance initiatives (including the risk that Vistra Energy’s and Dynegy’s respective businesses will not be integrated successfully or that the cost savings, synergies and growth from the merger will not be fully realized or may take longer than expected to realize); (v) the outcome of lawsuits that have been filed, or other lawsuits that may be filed, against Vistra Energy or Dynegy relating to the merger; and (vi) those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (“SEC”) by Vistra Energy and Dynegy from time to time, including (a) the uncertainties and risks discussed in the sections entitled “Update to Risk Factors,” “Risk Factors,” and “Cautionary Statement Regarding Forward-Looking Statements” in Vistra Energy’s prospectus filed with the SEC pursuant to Rule 424(b) of the Securities Act on March 21, 2018 (as amended and supplemented), and (b) the uncertainties and risks discussed in the sections entitled “Risk Factors” and “Forward-Looking Statements” in Vistra Energy’s and Dynegy’s respective annual reports on Form 10-K for the fiscal year ended Dec. 31, 2017.

Vistra Energy – News Release

April 9, 2018

Any forward-looking statement speaks only at the date on which it is made, and except as may be required by law, Vistra Energy will not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible to predict all of them; nor can Vistra Energy assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.

CONTACTS

Media

Allan Koenig

214-875-8004

Media.Relations@vistraenergy.com

Analysts

Molly Sorg

214-812-0046

Investor@vistraenergy.com